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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                                       OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MARCH 9, 2004


                        VASO ACTIVE PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                     001-31925                 02-0670926
(State or other jurisdiction     (Commission File No.)         (IRS Employer
    of incorporation No.)                                    Identification No.)

           99 ROSEWOOD DRIVE, SUITE 260, DANVERS, MASSACHUSETTS 01923 (Address of principal executive offices including zip code)

                                 (978) 750-0090
              (Registrant's telephone number, including area code)





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                               TABLE OF CONTENTS

ITEM 5.  OTHER EVENTS

ITEM 7.  EXHIBITS

SIGNATURE

EXHIBIT 99.1 - PRESS RELEASE

























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ITEM 5.  OTHER EVENTS

On March 9, 2004, Vaso Active Pharmaceuticals, Inc. (the "Company") issued a press release in response to an article written by Matthew Goldstein that appeared online in TheStreet.com on March 9, 2004. A copy of the press release is attached as Exhibit 99.1.

ITEM 7.  EXHIBITS

(c) EXHIBITS.

Exhibit 99.1 - Press Release, dated March 9, 2004.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      VASO ACTIVE PHARMACEUTICALS, INC.


                                      By: /s/ John J. Masiz
                                          ---------------------------
                                              Name:  John J. Masiz
                                              Title:  President, CEO

Date:  March 10, 2004






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